SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                FORM 8-K/A


                       AMENDMENT TO CURRENT REPORT
                 FILED PURSUANT TO SECTION 12., 13. OR 15(d)




                      JETBORNE INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)


                            AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated April 9, 1998 on Form 8-K as set forth in the pages attached hereto;

        (List all such items, financial statements, exhibits or
                    other portions amended)

     This Amendment to the Current Report on Form 8-K dated April 9, 1998 adds:

Item 7. Financial Statements and Exhibits to file a Reg. S-K, Item 601(b)(16) letter regarding Change in Certifying Accountant reflecting the principal accountant's disagreement with statements of the Registrant made in the current report concerning the registration of the Registrant's principal accountant pursuant to Reg. S-K, Item 304(a)(3).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            JETBORNE INTERNATIONAL, INC.


May 19, 1998                                 BY:/s/Ephriam Brodatch
                                                Ephriam Brodatch, President

                     SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                             FORM 8-K/A

                           CURRENT REPORT

                           April 9, 1998
                          (Date of Report)

                   JETBORNE INTERNATIONAL, INC.

   Delaware                   0-16039               59-2768257
(State of Other Juris-     (Commission          (IRS Employer Iden-
diction of Incorporation)   File Number)       tification Number)


                      8361 Northwest 64th Street
                        Miami, Florida  33166
          (Address of Principal Executive Offices)   (Zip Code)

                          (305) 591-2999
                 (Registrant's Telephone Number)

                              None
      (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Norman A. Eliot & Co., an Independent Accountant previously engaged as the principal accountant by the Registrant to audit its financial statements for the fiscal periods ending April 30, 1996 and 1997, in connection with the Registrant's long-overdue Annual Reports on Form 10-K for those periods as yet not filed on the date hereof, resigned a number of weeks ago from both such engagements.

     The Company, in on-going discussions with the withdrawing Auditor, disclosed that it had become inclined to change certifying independent accountants following its acquisition as a majority-controlled subsidiary by RADA Electronic Industries, Inc., a publicly-traded Israeli corporation. Following additional discussions in connection with changing the fiscal year, the Company's Independent Certifying Accountant, Norman A. Eliot & Co., noticed resignation and withdrawal from its engagements for both years ended April 30, 1996 and April 30, 1997. At the time of such resignation, and on the date hereof, the Registrant has not filed its corresponding Annual Report on Forms 10-K. The Registrant's delinquency in filing those reports was and is not attributable to the resigning certifying independent auditor.

     Following receipt of the Auditor's letter of resignation, the Company successfully engaged in negotiating with the withdrawing auditor, Norman & Eliot & Co., for re-engagement and withdrawal of its resignation with respect to preparation of the Company's audited financial statements for the fiscal year ended April 30, 1996. Completion of its Annual Report on Form 10-K for the fiscal year ended April 30, 1996 is nearing completion, and filing, on the date hereof.

     On the other hand, at the end of those latter discussions with the withdrawing auditor, the Company determined not to seek its re-engagement for the fiscal period ending April 30, 1997 financial statements. The Company considers this decision, in light of the earlier resignation and lack of subsequent re-engagement, to amount to essentially a mutual understanding between the Registrant and its Auditor to change independent certifying auditors for the fiscal year ended April 30, 1997 and for subsequent periods.

     These decisions were taken by the Board of Directors which does not have an audit or similar committee. During the two most recent fiscal years and the subsequent interim period preceding the Auditor's resignation and/or dismissal, there were no disagreements with the Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of the Auditor would have caused it to make a reference in connection with its report. The Registrant has authorized Norman A. Eliot & Co. to respond fully to the inquiries of its successor accountant concerning any matter, without limitation of any sort.




ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     (b)(10) Letter regarding Change in Certifying Accountant dated May 7, 1998 (received by Registrant May 12, 1998)


ITEM 8.     CHANGE IN FISCAL YEAR

     On April 13, 1998, the Company's Board of Director's resolved to change the Registrant's fiscal year from April 30th to December 31st beginning with the "stub"-period ending December 31, 1997. The Company's officers were directed by the Board to undertake and implement all things necessary to accomplish that change of its fiscal year.
      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JETBORNE INTERNATIONAL, INC.

Dated: May 19, 1998

                                           BY:/s/Ephriam Brodatch
                                              Ephriam Brodatch, President